To Statutory ProspectusTo Statement of Additional Information

IndexIQ Active ETF Trust

Summary Prospectus
April 27, 2023
IQ CBRE REAL ASSETS ETF
IQRA

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated April 27, 2023 and statement of additional information dated April 27, 2023, are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at newyorklifeinvestments.com/documents; by calling IndexIQ Funds at 888-474-7725 or by sending an email request to info@indexiq.com
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
IQRA LISTED ON NYSE ARCA    |   CUSIP # 45409F710

Summary Information
IQ CBRE Real Assets ETF

Investment Objective
The IQ CBRE Real Assets ETF (the “Fund”) seeks total return through capital growth and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Shareholder Fees (fees paid directly from your investment):
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.27%
Total Annual Fund Operating Expenses(b)	0.92%
Expense Waiver/Reimbursement(b)	0.27%
Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement	0.65%

(a)
The Fund has not yet commenced operations and Other Expenses are based on estimated amounts for the current fiscal year.

(b)
IndexIQ Advisors LLC (the “Advisor”) has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.65% of the average daily net assets of the Fund. The agreement will remain in effect permanently unless terminated by the Board of Trustees of the Fund.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$66	$265
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Shares. The Fund is newly organized and, as of the date of the Prospectus, has not yet commenced operations.
Principal Investment Strategies
The Fund will normally invest at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by real assets companies. The Fund’s Subadvisor, CBRE Investment Management Listed Real Assets LLC (“CBRE” or the “Subadvisor”) defines a real assets company, as a company that derives a majority of its revenues from activities related to the ownership, operation, and development of infrastructure assets (an “infrastructure company”) and real estate (a “real estate company”).
The Fund’s Subadvisor defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, railroads, airports, and seaports), utility assets (such as electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities, and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities, and other facilities used for gathering, processing, or transporting hydrocarbon products as well as contracted renewable power assets), and communications assets (such as communications towers, data centers, fiber networks, and satellites). The Subadvisor defines a real estate company as a company that derives at least 50% of its total revenue or earnings from owning, operating, leasing, developing, managing, brokering and/or selling real estate, or has at least 50% of its assets invested in real estate. Companies principally engaged in the real estate industry may include real estate investment trusts (“REITs”), real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.

Under normal circumstances, the Fund invests primarily in common stock, but may also invest in other equity securities including preferred stock, convertible securities, rights or warrants to buy common stocks, master limited partnerships (“MLPs”), and depositary receipts with characteristics similar to common stock. The Fund may invest up to 10% of its total assets in exchange-traded funds or exchange-traded investment products. The Fund may invest in initial public offerings and Rule 144A securities. The Subadvisor may invest in companies with any market capitalization. However, the Subadvisor will generally not invest in companies with a market capitalization of less than $100 million at the time of purchase. Under normal market conditions, the Fund will invest more than 25% of its total assets in securities of issuers conducting their business activities in the infrastructure group of industries and more than 25% of its total assets in securities issued by companies principally engaged in the real estate industry.
The Fund may invest in companies located throughout the world and there is no limit on the Fund’s investments in international securities. The Fund may invest up to 30% of its assets in securities of issuers in emerging markets countries. The Subadvisor defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. The Fund’s investments may be denominated in U.S. dollars, non-U.S. currencies, or multinational currency units. The Fund may hedge its currency exposure to securities denominated in non-U.S. currencies.
The Investment Process: The Subadvisor focuses on investments that generally provide the potential for attractive income growth, protection against inflation, and long-term capital appreciation. The Subadvisor uses systematic, top-down research to evaluate macroeconomic conditions, private market, and capital market trends to identify the relative value of different sectors within infrastructure companies and real estate companies and judge which market sectors offer potentially attractive returns. The Subadvisor uses proprietary analytical techniques to conduct fundamental company analysis, which provides a framework for bottom-up security selection. This approach incorporates several quantitative and qualitative factors, as well as portfolio risk management tools, that aid in evaluating performance characteristics of individual securities independently and relative to each other. The Subadvisor’s in-house valuation process examines several factors, including the company’s management and strategy, the stability and growth potential of cash flows and dividends, the location of the company’s assets, the company’s capital structure, and risk factors including regulatory environment and environmental, social and governance (“ESG”) considerations.

The Subadvisor includes ESG considerations in its analysis to help identify companies that balance the needs of all stakeholders in their communities and address ESG issues. ESG factors are assessed based on internal research and information from an independent global provider of ESG and corporate governance research. The Subadvisor includes ESG considerations in its analysis to help identify companies that balance the needs of all stakeholders in their communities and address ESG issues. ESG factors are assessed based on internal research and information from an independent global provider of ESG and corporate governance research. ESG considerations evaluated by the manager include environmental considerations such as carbon emissions reduction pathways, renewable energy targets, climate risk approach, and green building certifications. Social considerations including engagement with key stakeholders such as regulators, customers, and legislators, as well as employee satisfaction, turnover, diversity and inclusion, and development of human capital. Governance factors include board independence and structure, ownership and shareholder alignment, proxy access, takeover defenses and executive compensation.
The Subadvisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
Principal Risks
As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Advisor or any of its affiliates. You should consider carefully the following risks before investing in the Fund.
Authorized Participant Concentration Risk
Only certain large institutions may engage in creation or redemption transactions directly with the Fund (each, an “Authorized Participant”). The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
Convertible Securities Risk
A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. Convertible securities are typically subordinate to an issuer’s other debt obligations. Issuers of convertible securities may be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.
Currency Risk
Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Cyber Security Risk
The Fund is susceptible to operational risks through breaches in cyber security. Such events may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity and could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed.
Depositary Receipts Risk
Sponsored depositary receipts involve risk not experienced when investing directly in the equity securities of an issuer. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts.
Emerging Markets Securities Risk
Securities of issuers based in countries with developing economies (emerging market countries) may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed market countries and are generally considered speculative in nature. Emerging market countries are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets, rapid inflation, possible repatriation of investment income and capital, currency convertibility issues, less uniform accounting standards and more governmental limitations on foreign investment than more developed markets. Laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.
Equity Securities Risk
Investments in common stocks and other equity securities are particularly subject to the risk of changes in investors’ perceptions of the financial condition of an issuer, conditions affecting equity markets generally and political and/or economic events. Equity prices may also be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
Exchange Traded Products Risk
Unlike an investment in a mutual fund, the value of the Fund’s investment in other exchange-traded funds or exchange-traded investment products (“ETPs”) is based on its market price (rather than NAV) and the Fund could lose money due to premiums/discounts of the ETP (which could cause the Fund to buy shares at market prices that are higher than their value or sell shares at market prices that are lower than their value); the failure of an active trading market to develop; or exchange trading halts or delistings. An investment in the Fund will entail more costs and expenses than a direct investment in any Underlying ETP. As the Fund’s allocations to Underlying ETPs changes, or the expense ratio of Underlying ETPs change, the operating expenses borne by the Fund from such investments may increase or decrease.
Focused Investment Risk
To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, group of countries, region, industry, group of industries or sector, an adverse economic, market, political or regulatory development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. Different asset classes, countries, groups of countries, regions, industries, groups of industries or sectors tend to go through cycles of outperformance and underperformance in comparison to each other and to the general financial markets.

Foreign Securities Risk
Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Some countries and regions have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Foreign Securities Valuation Risk
The Fund’s value may be impacted by events that cause the fair value of foreign securities to materially change between the close of the local exchange on which they trade and the time at which the Fund prices its Shares. Additionally, because foreign exchanges on which securities held by the Fund may be open on days when the Fund does not price its Shares, the potential exists for the value of the securities in the Fund’s portfolio to change on days when shareholders will not be able to purchase or sell Shares.
Industry/Sector Concentration Risk
The Fund’s investment of a large percentage of its assets in the securities of issuers within the same industry or sector means that an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated. The Fund will concentrate in the securities of issuers in the resources-related industries or sectors so identified.
Infrastructure Companies Risk
The Fund’s investments in infrastructure companies expose the Fund to potential adverse economic, regulatory, political, legal, and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage; economic slowdowns; surplus capacity; difficulty in raising capital; costs associated with changes in government regulations or policies; adverse changes in tax laws; increased competition from other service providers; evolving technological developments; environmental problems; labor relations tensions; and possible corruption in publicly funded projects. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies/issuers.
Initial Public Offering (“IPO”) Risk
The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. Shares issued by companies that have recently conducted an IPO may be subject to price volatility and speculative trading due to various factors, including the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
Large-Capitalization Companies Risk
Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets, tariffs and other protectionist measures, political developments and uncertainty, central bank policy, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Master Limited Partnerships (“MLPs”) Risk
MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.
New Fund Risk
As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
Operational Risk
The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Portfolio Management Risk
The Fund is subject to portfolio management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result or, while it may be the desired result, may underperform other types of investment strategies. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund’s benchmark. There can be no guarantee that the Fund will meet its investment objective(s).
Preferred Securities Risk
Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Private Placement and Restricted Securities Risk
The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.
Real Estate Companies Risk
An investment in companies that invest in real estate (including REITs) exposes the Fund to the risks of the real estate market and the risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; realignment in tenant living and work habits (for example, movements to and from different parts of a nation, a region, a state or a city); tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures or operating expenses; other economic or political events affecting the real estate industry including interest rates and government regulation; concentration in a limited number of properties, geographic regions or property types; and low quality and/or conflicted management. Real estate is generally a less liquid asset class and companies that hold real estate may not be able to liquidate or modify their holdings quickly in response to changes in economic or other market conditions. Additionally, such companies may utilize leverage, which increases investment risk and the potential for more volatility in the Fund’s returns.
Secondary Market Trading Risk
Although the Fund’s Shares are listed for trading on one or more securities exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. In general, the trading of Shares on securities exchanges is subject to the risk of irregular trading activity and wide “bid/ask” spreads (which may be especially pronounced for smaller funds). Additionally, market makers are under no obligation to make a market in the Fund’s Shares and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or Authorized Participants stop submitting purchase or redemption orders for Creation Units, the Fund’s Shares may trade at a larger premium or discount to its NAV. Wide bid-ask spreads and large premiums or discounts to NAV are likely to lead to an investor buying his or her shares at a market price that is more than their value, and selling those shares at a market price that is less than their value.
Small- and/or Mid-Capitalization Companies Risk
Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies.
Trading Price Risk
Shares of the Fund trade on securities exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Although it is generally expected that the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.
Performance Information
As of the date of this Prospectus, the Fund has not commenced operations and therefore does not report its performance information. The Fund’s performance current to the most recent month-end is available by calling 1-888-474-7725 or by visiting newyorklifeinvestments.com/etf.

Investment Advisor and Subadvisor
IndexIQ Advisors LLC is the investment advisor to the Fund.
CBRE Investment Management Listed Real Assets LLC is the investment subadvisor to the Fund.
Portfolio Managers
The professionals of the subadvisor that are jointly and primarily responsible for the day-to-day management of the Fund are:
Name & Title of Portfolio Manager	Length of Service as Fund’s Portfolio Manager
Jeremy Anagnos, CFA, Chief Investment Officer, Listed Infrastructure	Since inception
Daniel Foley, CFA, Portfolio Manager, Senior Vice President	Since inception
Jonathan Miniman, CFA, Global Portfolio Manager	Since inception
Joseph P. Smith, CFA, Chief Investment Officer, Listed Real Assets Strategies	Since inception
Purchase and Sale of Fund Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at newyorklifeinvestments.com/etf.
Tax Information
The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ Active ETF Trust
Mailing Address
51 Madison Avenue
New York, New York 10010
1-888-474-7725
newyorklifeinvestments.com/etf

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

MEIQRA01-04/23
To Statutory Prospectus	To Statement of Additional Information